HSBC INVESTOR FUNDS
                            HSBC ADVISOR FUNDS TRUST
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

Dear Shareholder:

         The enclosed proxy materials relate to a joint Special Meeting of the Shareholders (the "Meeting") of HSBC Investor Bond Fund and HSBC Investor Fixed Income Fund (individually, a "Fund" and collectively, the "Funds"), the former being a series of HSBC Investor Funds, and the latter being a series of HSBC Advisor Funds Trust (the "Companies"), to be held on June 29, 2001 at 10:00 a.m., Eastern time, at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

         The purpose of the Meeting is to seek your approval of an amended investment advisory contract with respect to the HSBC Investor Fixed Income Portfolio ("Portfolio") between HSBC Investor Portfolios ("Portfolio Trust") and HSBC Asset Management (Americas) Inc. ("HSBC" or "Adviser"). The Portfolio, a series of the Portfolio Trust, is a master portfolio in which the Funds invest their assets.

         This Meeting is required because the Portfolio Trust proposes to terminate the current sub-adviser to the Portfolio, Miller Anderson & Sherrerd, LLP, effective July 1, 2001, and to have HSBC, which currently serves as Investment Manager to the Portfolio Trust, assume the entire responsibility for investment management with respect to the Portfolio pursuant to an amended investment advisory contract and amended investment advisory contract supplement (collectively, the "New Contract") between the Adviser and the Portfolio Trust.

         The Board of Trustees of each of the Funds has unanimously approved, and now asks that you vote FOR the proposal. Please take the time to review the enclosed proxy materials and vote your shares today. You may vote your shares in any one of three methods: (1) by mail, by signing and returning the enclosed proxy card in the postage prepaid envelope provided; (2) by telephone, by calling 1-800-454-8683 (beneficial holders) and 1-800-690-6903 (registered holders) and following the telephone voting instructions included with the proxy materials; or (3) by internet, by contacting the website www.proxyvote.com and following the internet voting instructions included with the proxy materials. Please make the effort to vote your shares promptly, in order to avoid the expense of additional mailings and proxy solicitations.

         Thank you in advance for your prompt attention to this matter and for your continued investment in the Funds.

                                           Sincerely,


                                           Walter B. Grimm
                                           President and Secretary

June 1, 2001

                               HSBC INVESTOR FUNDS
                            HSBC ADVISOR FUNDS TRUST
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           To be held on June 29, 2001

         NOTICE IS HEREBY GIVEN that a joint Special Meeting of the Shareholders (the "Meeting") of HSBC Investor Bond Fund and HSBC Investor Fixed Income Fund (individually, a "Fund" and collectively, the "Funds"), the former being a series of HSBC Investor Funds, and the latter being a series of HSBC Advisor Funds Trust (the "Companies"), will be held at 10:00 a.m., Eastern time, on June 29, 2001 at 3435 Stelzer Road, Columbus, Ohio 43219-3035 for the following purposes:

          1. To approve, for HSBC Investor Fixed Income Portfolio (the "Portfolio") of the HSBC Investor Portfolios, in which the Funds invest their assets, an amended investment advisory agreement with HSBC Asset Management (Americas) Inc. ("HSBC" or "Adviser") to take effect immediately following the termination of the sub-adviser to the Portfolio, Miller Anderson & Sherrerd, LLP, effective July 1, 2001;

          2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

         This is a combined Notice and Proxy Statement for the Funds. The shareholders of each Fund will vote only on those matters being considered by their Fund. If you own shares of more than one of the Funds, you will receive a separate proxy for each Fund. Please vote all proxies promptly, whether you cast your vote(s) by mail, by telephone or by internet.

         Shareholders of record as of the close of business on May 25, 2001 are the only persons entitled to notice of, and to vote at, the Meeting or any adjournment thereof. You are cordially invited to attend the Meeting. All shareholders are requested to vote each enclosed proxy card promptly, whether you cast your vote(s) by mail, by telephone or by internet. The Board of Trustees of each of the Companies unanimously recommends that you cast your vote(s) "FOR" the proposal.

         PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE EACH PROXY, WHETHER YOU CAST YOUR VOTE BY MAIL, BY TELEPHONE OR BY INTERNET.

                                      By Order of the Boards of Trustees

                                      Walter B. Grimm
                                      President and Secretary


Columbus, Ohio
June 1, 2001

                               HSBC INVESTOR FUNDS
                            HSBC ADVISOR FUNDS TRUST
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035



                                 PROXY STATEMENT
        Joint Special Meeting of Shareholders to be held on June 29, 2001



         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees of the above-listed investment companies (individually, a "Company" and collectively, the "Companies"), for use at a joint Special Meeting of Shareholders (the "Meeting") of HSBC Investor Bond Fund, a series of HSBC Investor Funds, and HSBC Investor Fixed Income Fund, a series of HSBC Advisor Funds Trust (individually, a "Fund" and collectively, the "Funds"), to be held at 10:00 a.m., Eastern time, on June 29, 2001 at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The date of the first mailing of this proxy statement was on or about June 1, 2001.

         Each Company is composed of one or more separate series or portfolios. Each Company is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust.

         The Funds seek to achieve their investment objective by investing in HSBC Investor Fixed Income Portfolio ("Portfolio"), a series of HSBC Investor Portfolios ("Portfolio Trust"), which also is a registered, management investment company under the 1940 Act. Under the rules applicable to master-feeder fund relationships, whenever a feeder fund is requested to vote on a matter pertaining to a portfolio, the feeder fund shall hold a meeting of its shareholders to consider the matter. Accordingly, the shareholders of each Fund are also being asked to vote on the proposal insofar as it relates to the Portfolio in which the Fund invests.

         Copies of each Fund's most recent annual and semi-annual reports, including financial statements, previously have been sent to shareholders. Copies of the reports are available without charge upon request to the Companies by calling 1-800-782-8183 or by writing to the above address.

         Shareholders of record at the close of business on May 25, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Approval of the Proposal requires a vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy at the Meeting; or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less ("Majority Shareholder Vote").

         Each Fund will cast ALL of its votes at the meeting of investors in the Portfolio in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. The Portfolio, however, has more than one Fund investor and accordingly, it is possible that the shareholders of a single Fund may vote differently from the other investors in the Portfolio, resulting in a final Portfolio vote on the proposal for a position opposite from the vote of an individual Fund. In such event, the Trustees of the Fund may determine to withdraw a Fund's investment in its corresponding Portfolio, although the Trustees currently anticipate that they will continue to invest in the corresponding Portfolio.

         Exhibit A hereto sets forth for each Fund as of the close of business on the Record Date, the number of shares outstanding and those persons that, to the knowledge of the Companies, owned 5% or more of the outstanding shares.

                                   PROPOSAL 1

                APPROVAL OF AMENDED INVESTMENT ADVISORY CONTRACT

Introduction

         At a meeting held on May 10, 2001, the Board of Trustees of each of the Companies approved the proposed termination of the current sub-adviser to the Portfolio, Miller Anderson & Sherrerd, LLP ("MAS"), effective July 1, 2001. Subject to approval by the Funds' shareholders, HSBC Asset Management (Americas) Inc. ("HSBC" or "Adviser"), which currently serves as Investment Manager to the Portfolio, will assume the entire responsibility for investment management with respect to the Portfolio pursuant to an amended investment advisory contract and amended investment advisory contract supplement (collectively, the "New Contract") between HSBC and the Portfolio Trust. Forms of the New Contract are attached hereto as Exhibit B.

About the Current Advisory and Sub-Advisory Agreements

         Shareholders of the Funds are being asked to approve the New Contract between the Portfolio Trust and HSBC which will take effect upon the termination of MAS. Approval of the New Contract is required because HSBC's assumption of the entire responsibility for investment management with respect to the Portfolio will result in a material change to the current investment advisory agreement with respect to the Portfolio (the "Current Contract") between the Portfolio Trust and HSBC. Under the New Contract, HSBC will provide investment management and advisory services, including all the investment advisory services currently performed by MAS, to the Portfolio. The terms of the New Contract will be substantially the same as the terms of the Current Contract, except that HSBC will continue to receive the current fees for its management and advisory services plus the fees currently paid to MAS for its assumption of the responsibilities of MAS. However, there will be no increase in the aggregate advisory fees for the Portfolio.

         The Current Contract with respect to the Portfolio was last approved by the Companies' Boards of Trustees, including a majority of the Trustees who were not parties to the Current Contract or interested persons of such parties, at a meeting held on August 9, 1999. The Current Contract was last approved by shareholders on September 10, 1999 and took effect on December 31, 1999. For its services under the Current Contract, HSBC is entitled to receive compensation from the Portfolio at an annual rate equal to 0.20% of average daily net assets.

         As investment manager, HSBC has entered into a sub-advisory contract (Current Sub-Advisory Contract") with a non-affiliated investment firm, MAS, with respect to the Portfolio. The Current Sub-Advisory Contract with respect to the Portfolio was last approved by the Companies' Boards of Trustees, including a majority of the Trustees who were not parties to the Current Sub-Advisory Contract or interested persons of such parties, at a meeting held on August 9, 1999. The Current Sub-Advisory Contract was last approved by shareholders on September 10, 1999 to take effect on December 31, 1999. For its services under the Current Sub-Advisory Contract, MAS receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% on net assets up to $50 million, 0.25% on net assets over $50 million and up to $95 million, $300,000 on net assets over $95 million and up to $150 million, 0.20% on net assets over $150 million and up to $250 million, and 0.15% on net assets over $250 million.

         For the fiscal year ended October 31, 2000, the aggregate amount of advisory fees paid by the Portfolio was $786,892, of which $382,676 was paid to HSBC, and $404,216 was paid to MAS.

         A form of the proposed New Contract is included as Exhibit B to these proxy materials. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Exhibit B.

Summary of Terms of the New Contract

         Under the New Contract, subject to the general supervision and control of the Board of Trustees, HSBC is required to:

          (a) provide investment guidance and policy direction in connection with the management of the Portfolio, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character;

          (b) determine the securities to be purchased or sold by the Portfolio and place orders pursuant to its determinations;

          (c) determine what portion of the Portfolio's portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be invested otherwise or held uninvested;

          (d)  provide   administrative   assistance  to  the  officers  of  the
               Portfolio in connection with the operation of the Portfolio;

          (e) make investments for the account of the Portfolio in accordance with its best judgment and within all applicable investment objectives, restrictions, laws and regulations;

          (f) furnish periodic reports on the investment performance of the Portfolio and on the performance of its obligations under the New Contract to the Board; and

          (g) provide all services, equipment and facilities necessary to perform its obligations under the New Contract.

         The New Contract provides that HSBC shall not be liable under the Contract for any mistake in judgment or in any other event whatsoever, provided that nothing in the Contract shall be deemed to protect HSBC against any liability to the Portfolio or its investors to which HSBC would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Contract, or by reason of its reckless disregard of its obligations and duties thereunder.

         The New Contract will remain in effect for an initial term of two years and will continue in effect thereafter from year to year with respect to the Portfolio, provided this continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Board of Trustees of the Portfolio and (ii) by a majority of the trustees who are not parties to the New Contract or "interested persons" (as defined in the 1940 Act) of any such party, at a meeting called for the purpose of voting on the New Contract. The New Contract may be terminated without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

Information About HSBC

         HSBC, whose principal business address is 452 Fifth Avenue, New York, New York 10018, serves as Investment Manager to the Portfolio pursuant to the Current Contract. HSBC also serves as Investment Adviser to the HSBC Investor Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund, and HSBC Investor Mid-Cap Fund, and as Investment Manager to the HSBC Investor International Equity Portfolio, HSBC Investor Small Cap Equity Portfolio, and HSBC Investor Limited Maturity Portfolio.

         HSBC is currently a wholly-owned subsidiary of HSBC Bank USA, which is a wholly-owned subsidiary of HSBC USA Inc., a registered banking holding company, which is wholly owned by HSBC Holdings plc ("HSBC Group"). Headquartered in London, the HSBC Group is one of the largest banking and financial services organizations in the world, with a market capitalization of $136 billion at 31 December 2000. It has a network of more than 6,500 offices in 79 countries and territories providing a comprehensive range of financial services to personal, corporate, institutional and private banking clients. At the end of 2000, the HSBC Group had total assets of $674 billion and shareholders' equity of $46 billion. The HSBC Group has dual primary listings on the London and Hong Kong stock exchanges and since July 16, 1999 its American Depository Receipts (ADRs) have been listed on the New York Stock Exchange.

         HSBC Bank USA is a leading financial services organization with combined assets of the bank and its US holding company, HSBC USA Inc., of US $84.5 billion. The organization is the third largest depository institution and has the most extensive branch network in New York State. In addition to having more than 425 branches throughout New York, the institution has eight branches in Florida, two in Pennsylvania, three in California and 17 in Panama. HSBC USA Inc. is the 11th largest US holding company in total assets.

         HSBC Bank USA and its affiliates may have deposits, loan and other commercial banking relationships with issuers of obligations purchased by the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. At 30 December, 2000, HSBC Bank USA had total assets of $83.0 billion, total deposits of $56.0 billion and total shareholders' equity of $7.3 billion. The principal business addresses of HSBC Bank USA and HSBC USA Inc. are 452 Fifth Avenue, New York, New York 10018. The principal business address of HSBC Holdings plc is 10 Lower Thames Street, London EC3R 6AE, United Kingdom.

         HSBC's current directors and principal executive officers are set forth in Exhibit C. The address of each as it relates to his or her duties at HSBC is the same as that of HSBC.

Evaluation By the Boards of Trustees

         In determining to approve the New Contract and to recommend approval to shareholders, the Board of Trustees of each of the Companies, including the Trustees who are not interested persons of HSBC currently, considered various matters and materials provided by HSBC. Information considered by the Trustees included, among other things, the following:

          (a) HSBC's representation that the Portfolio will be managed under the New Contract by the Adviser in the same manner as under the Current Contract;

          (b) the compensation to be paid to HSBC under the New Contract is the same as the total compensation paid to HSBC and MAS under the Current Contract and Current Sub-Advisory Contract;

          (c)  the fairness of such compensation;

          (d)  the nature and quality of the services to be rendered;

          (e)  the results achieved for the Portfolio;

          (f) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of HSBC generally, and in managing portfolios similar to the Portfolio;

          (g)  the terms and provisions of the New Contract; and

          (h)  the advantages of having one adviser rather than two advisers.

         Based on their review, the Board determined that approval of the New Contract would be in the best interests of the Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees of each of the Companies unanimously approved the New Contract and voted to recommend their approval by the Funds' shareholders.

Required Vote

         Approval of Proposal 1 with respect to a Fund requires an affirmative Majority Shareholder Vote of that Fund.

Other Voting Information

         Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. You may vote your shares in any one of three methods: (1) by mail, by signing and returning the enclosed proxy card in the postage prepaid envelope provided; (2) by telephone, by calling the 800 number, and following the telephone voting instructions, included with the proxy materials; or (3) by internet, by contacting the website www.proxyvote.com and following the internet voting instructions included with the proxy materials.

         Shares represented by timely proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the attached Notice. A proxy may be revoked at any time prior to its exercise by written notice, by delivery of a subsequent proxy (whether by mail, by telephone or by internet), or by voting in person at the Meeting. However, attendance at the Meeting alone will not serve to revoke the proxy.

         Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted for quorum purposes. However, abstentions and non-votes will have the same effect as a negative vote on those proposals requiring a Majority Shareholder Vote.

         In the event that a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, the persons named as proxies will vote proxies in favor of such an adjournment. A shareholder vote may be taken on any or all of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

The Trustees' Recommendation

         Each of the Board of Trustees, including the independent board members, unanimously recommends that shareholders vote "FOR" Proposal 1.

                                      *****

                                   PROPOSAL 2
                                  OTHER MATTERS

         The Trustees know of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

Other Service Providers

         BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as administrator to the Funds pursuant to Administration Agreements dated as of November 1, 1998. BISYS is also distributor for shares of the Funds.

Expenses of the Meeting

         None of the costs of the Meeting, including the solicitation of proxies, will be paid by the Funds or Shareholders. The principal solicitation of the proxies will be by mail, but proxies also may be solicited by telephone or personal interview by officers or agents of each Company.

Proposals for Future Shareholder Meetings

         The Companies do not intend to hold Shareholder Meetings each year, but meetings may be called by the Trustees from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by a Company at 3435 Stelzer Road, Columbus, Ohio 43219-3035 within a reasonable time prior to the Company's solicitation of proxies relating to such meeting.

Annual and Semi-Annual Reports

         The Companies will furnish without charge a copy of a Fund's annual report and most recent semi-annual report upon request. Shareholders should contact BISYS at 1-800-782-8183 to receive the most recent annual or semi-annual reports.

YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY.

                            By Order of the Trustees



                            Walter B. Grimm
                            President and Secretary

June 1, 2001

                                    EXHIBIT A

                                  Shareholdings

         Set forth below for each Fund are the names, addresses and number and percentage of shares owned by those persons identified on the Fund's records as owning more than 5% of the outstanding shares of any class of the Fund's shares.

                             HSBC INVESTOR BOND FUND

A SHARES                          Share Balance                      Percentage
                                  --------------                     ----------

Donaldson Lufkin Jenrette
Securities Corporation Inc
PO Box 2052
Jersey City, NJ 07303

Fiserv Securities Inc.
Trade House Account
One Commerce Square
2005 Market Square
Philadelphia, PA 19103

B SHARES

Donaldson Lufkin Jenrette
Securities Corporation Inc
PO Box 2052
Jersey City, NJ 07303

C SHARES

Donaldson Lufkin Jenrette
Securities Corporation Inc
PO Box 2052
Jersey City, NJ 07303

                         HSBC INVESTOR FIXED INCOME FUND

Name & Address                           Share Balance                Percentage

ADVISER (Class Y) SHARES

Kinco and Co.
One Hanson Place Lower Level
Brooklyn, NY 11243

HSBC Bank USA
One HSBC Center, 17th Floor
Buffalo, NY 14240

HSBC Bank USA TTEE FBO
PO Box 1329
Buffalo, NY 14240

                                    EXHIBIT B

                                  NEW CONTRACT



                      Forms of Proposed Advisory Agreement


         Form of amended Investment Advisory Contract between HSBC Investor Portfolios and HSBC Asset Management (Americas) Inc.

         Form of amended Investment Advisory Contract Supplement between HSBC Investor Portfolios and HSBC Asset Management (Americas) Inc.

                                                                    EXHIBIT B-1


                          INVESTMENT ADVISORY CONTRACT

                            HSBC Investor Portfolios
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                                               December 31, 1999
                                                            Amended and restated
                                                                   March 1, 2001

HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, New York 10018

Dear Sirs:

         This will confirm the agreement between the undersigned HSBC Investor Portfolios (the "Trust") and HSBC Asset Management (Americas) Inc. (the "Adviser") as follows:

         1. The Trust is an open-end investment company organized as a New York trust and consists of one or more separate investment portfolios (the "Funds") as may be established and designated by the Trust's Board of Trustees (the "Board of Trustees") from time to time. This Contract shall pertain to such Funds as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the "Covered Funds"). A separate series of shares of beneficial interest in the Trust are offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus (the "Prospectus") relating to the Trust and the Funds included in the Trust's registration statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly.

         2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment. The Trust expressly authorizes the Adviser, subject to the approval of the Board of Trustees and compliance with applicable law, to employ (without obtaining the approval of Trust's shareholders) one or more sub-advisers to provide all or any portion of the services contemplated hereby, subject to supervision and oversight of the Adviser, on such terms and conditions as the Adviser determines appropriate.

         3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

            (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organization expenses; and extraordinary expenses.

         4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the portfolio of each Covered Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

         The Adviser will determine the securities to be purchased or sold by each Covered Fund and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Covered Fund's portfolio shall be invested in securities described by the policies of such Covered Fund and what portion, if any, should be invested otherwise or held uninvested.

         The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

            (b) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Covered Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions and (ii) such other services as the Adviser shall from time to time determine to be necessary or useful to the administration of the Trust and each of the Covered Funds.

            (c) As manager of the assets of each Covered Fund, the Adviser shall make investments for the account of that Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

            (d) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Covered Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

            (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Covered Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

         5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

         6. In consideration of the services to be rendered by the Adviser under this Contract, each Covered Fund shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to that Fund. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Covered Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

         7. (a) This Contract and any Supplement hereto shall become effective with respect to a Covered Fund on the date specified in such Supplement and shall thereafter continue in effect with respect to that Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

            (b) This Contract and any Supplement hereto may be terminated with respect to a Covered Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         8. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         9. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

         10. This Contract shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

         11. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Covered Fund hereunder.

         12. The Declaration of Trust establishing the Trust, together with all amendments thereto (the "Declaration"), provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                     Very truly yours,

                                     HSBC INVESTOR PORTFOLIOS

                                     By _______________________________
                                     Name:
                                     Title:

ACCEPTED:

HSBC ASSET MANAGEMENT (AMERICAS) INC.

By ____________________________________
Name:
Title:

                                                                     EXHIBIT B-2

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                            HSBC Investor Portfolios
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                                               December 31, 1999
                                                            Amended and restated
                                                                   March 1, 2001
                                                        And amended and restated
                                                                    July 1, 2001
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, New York 10018

Dear Sirs:

         Re:  HSBC Investor Fixed Income Portfolio

         This will confirm the agreement between the undersigned (the "Trust") and HSBC Asset Management (Americas) Inc. (the "Adviser") as follows:

         1. The Trust is an open-end management investment company organized as a New York trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Separate interests of the Trust are offered to investors with respect to each investment portfolio. HSBC Investor Fixed Income Portfolio (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered into an Investment Advisory Contract dated December 31, 1999, as amended and restated on March 1, 2001("Advisory Contract") pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

         3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

         4. The term "Covered Fund" as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month computed daily on the basis of the Fund's average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month, in accordance with the following schedule of annual rates.

         Net Assets                                 Fee Rate

         Up to $50 million                           0.575%
         $50,000,001 - $95 million                   0.45%
         $95,000,001 - $ 150 million                 $300,000 plus 0.20%
         $150,000,001 - $250 million                 0.40%
         Over $250 million                           0.35%

         6. This Supplement and the Advisory Contract (together, the "Contract") shall become effective with respect to the Fund on July 1, 2001 and shall continue in effect with respect to the Fund for an initial term of two years from that date, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees, and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                     Very truly yours,

                                     HSBC INVESTOR PORTFOLIOS

                                     By _____________________________
                                     Name:
                                     Title:

ACCEPTED:

HSBC ASSET MANAGEMENT (AMERICAS) INC.

By _____________________________________
Name:
Title:

                                    EXHIBIT C

                 HSBC Asset Management (Americas) Inc. ("HSBC")

         HSBC's directors and principal executive officers are set forth below. The address of each as it relates to his or her duties at HSBC, is the same as that of HSBC: 452 Fifth Avenue, New York, NY 10018.

Name                             Principal Occupation
----------------------------------------------------------------------------

Stephen John Baker               Director

Joseph A. DeMarco                Managing Director

Manual Diaz                      Director

Fredric Porter Lutcher           Managing Director and Chief Investment Officer

Bryce Dryden McDonnell           Director

Edward J. Merkle                 Managing Director

Jonathan E. Moore-Stanley        Director

John O. Myers                    Chief Executive Officer, President and Director

Allen J. Naples                  Director

Stephen Vaughan Oakes            Director

H. Richard Vartabedian           Chairman of the Board

Gregory H. Webster               Director

Thomas Sumter Weekley            Managing Director

                               HSBC INVESTOR FUNDS
                            HSBC ADVISOR FUNDS TRUST
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


                                 PROXY CARD FOR
                             HSBC INVESTOR BOND FUND
                         HSBC INVESTOR FIXED INCOME FUND

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of the Shareholders (the "Meeting") of HSBC Investor Bond Fund, a series of HSBC Investor Funds, and HSBC Investor Fixed Income Fund, a series of HSBC Advisor Funds Trust (collectively, the "Funds") to be held on June 29, 2001 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve, for HSBC Investor Fixed Income Portfolio ("Portfolio") of the HSBC Investor Portfolios, in which the Funds invest their assets, an amended investment advisory agreement with HSBC Asset Management (Americas) Inc. to take effect immediately following the termination of the sub-adviser to the Portfolio, Miller Anderson & Sherrerd, LLP, effective July 1, 2001.

         [  ]     For               [  ]    Against           [  ]     Abstain


2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposal 1 above.

                                  PLEASE SIGN, DATE AND RETURN PROMPTLY

                                  Receipt of Notice of Special Meeting
                                  of Shareholders and Proxy Statement
                                  is hereby acknowledged.


                                 ----------------------------------------------
                                 Sign here exactly as name(s)appears on account.


                                 -----------------------------------------------

                                 Dated:  _____________________, 2001

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.